SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 17:	SUBSEQUENT EVENTS

a.	Share Purchase Agreement for Acquisition of StoneRiver

On February 14, 2017, the Company entered into a share purchase agreement with StoneRiver Group L.P. (or the "Seller") and StoneRiver, Inc. (or "StoneRiver"), for the acquisition of all of the issued and outstanding share capital of StoneRiver. The Company consummated the acquisition in the first quarter in 2017. StoneRiver is a Denver, Colorado- based provider of technology solutions and services to the insurance industry.

The acquisition consideration is approximately $100 million in cash, subject to certain adjustments based on working capital, transaction expenses, unpaid debt and certain litigation matters.

Immediately prior to closing, the Company purchased a representations and warranties insurance policy covering certain indemnifiable damages under the agreement (which is referred to as the "Insurance"). The Insurance provides for coverage of $12,500 in the aggregate and its term is in general three years (except with respect to certain fundamental representations and warranties, as to which the term of the Insurance is six years).  In addition, two escrow funds were established by StoneRiver, for the purpose of enabling the indemnification of the Company for certain damages that are not fully recovered under the Insurance: (i) an escrow fund of $500 for a period of one year and (ii) an escrow fund of $2,000 for a period of 18 months.

b.	HSBC Term Loan Credit Agreement

On February 28, 2017, the Company (via our wholly-owned subsidiary, Sapiens Americas Corporation, or the Borrower) entered into a secured credit agreement, or the Credit Agreement, with HSBC Bank USA, National Association, (or the "Lender") as financing for, the acquisition of StoneRiver. Pursuant to the Credit Agreement, Company borrowed $40 million, or the Bank Loan, for a five-year term. The Bank Loan will mature in February 2022 and is payable in equal consecutive quarterly principal installments of principal and accrued interest. The Borrower is entitled to prepay the Bank Loan at any time (on any interest payment date) without penalty upon notice to the Lender. The Bank Loan bears interest at the rate of LIBOR plus 1.85%.

The repayment of the Bank Loan is secured by first priority liens over: (i) substantially all assets of the Borrower and its US subsidiaries; and (ii) the shares of the Borrower held by Sapiens International Corporation B.V. Certain affiliated entities of the Borrower have guaranteed the repayment of the Bank Loan. The Credit Agreement contains customary representations and warranties, affirmative covenants and negative covenants, which include, without limitation, restrictions on indebtedness, liens, investments, and certain dispositions with respect to the property secured by the lien. The Credit Agreement also contains customary events of default that entitle the Lender to cause any or all of the Company's indebtedness to become immediately due and payable and to foreclose on the lien, and includes customary grace periods before certain events are deemed events of default.

c.	Dispute with Customer

Subsequent to the balance sheet date, the Company received a letter from one of its significant customers, in which the customer alleged that the Company has materially breached a software development project agreement between them. The Company informed the customer that it has not materially breached any of its obligations under the agreement and that the customer itself has materially breached the agreement.Work on the project has been halted due to the dispute. The Company believes that this does not have an impact on its financial statements for the year ended December 31, 2016.